Exhibit 10.4

FIRST AMENDMENT TO

GUARANTY AND SECURITY AGREEMENT

This First Amendment to Guaranty and Security Agreement (this “Amendment”) is entered into as of June 28, 2016, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as administrative agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), and the Persons listed on the signature pages hereof as Grantors (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”).

W I T N E S S E T H:

WHEREAS, Agent and Grantors have entered into that certain Guaranty and Security Agreement dated as of June 28, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty and Security Agreement”); and

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of June 28, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Power Solutions International, Inc., a Delaware corporation (“Parent”), Professional Power Products, Inc., an Illinois corporation (“PPPI”), each other borrower from time to time party thereto (together with Parent and PPPI, collectively, “Borrowers”, and each, a “Borrower”), the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a “Lender”), and Agent, the Lender Group and the Bank Product Providers have agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, Grantors, Agent and Lenders have agreed to modify the Guaranty and Security Agreement as provided herein, subject to the terms and provisions hereof.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agrees as follows:

1. Definitions; Construction. Initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Amendment shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. Amendments. Subject to the satisfaction of the conditions set forth in Section 6 below and in reliance upon the representations and warranties of Grantors set forth in Section 7 below, the Guaranty and Security Agreement is amended as follows:

(a) Section 1(a) of the Guaranty and Security Agreement is hereby amended by deleting the definitions of “Activation Instruction”, “Availability Conditions”, “Rescission”, and “Triggering Event” in their entirety.

(b) Clause (iii) of the last paragraph of Section 3 of the Guaranty and Security Agreement is hereby amended by adding the following at the end thereof:

and (x) the Grantors together with their Affiliates do not have voting power sufficient to amend such documents (or obtain consent) to allow the pledge of such Equity Interests and (y) such prohibition was in existence prior to the date of acquisition by a Grantor of such non-Wholly-owned Subsidiary and was not created in connection with, or in contemplation of, such acquisition

(c) Section 6(h)(v)(i) of the Guaranty and Security Agreement is hereby amended by amending and restating the third sentence thereof in its entirety as follows:

Upon the making of such filings, Agent shall have a first priority perfected security interest in the Collateral (subject to the prior preferred Lien of Term Loan Agent in the Term Priority Collateral pursuant to the terms of the Intercreditor Agreement) to the extent such security interest can be perfected by the filing of a financing statement.

(d) Section 7(k)(ii) of the Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:

(ii) Unless Agent has otherwise agreed in writing, each Grantor shall establish and maintain Controlled Account Agreements with Agent and the applicable Controlled Account Bank, in form and substance reasonably acceptable to Agent. Each such Controlled Account Agreement shall provide, among other things, that (A) the Controlled Account Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Controlled Account without further consent by the applicable Grantor, (B) the Controlled Account Bank waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C) with respect to each Controlled Account, the applicable Controlled Account Bank will forward by daily sweep all amounts in such Controlled Account to the Agent’s Account.

(e) The proviso at the end of Section 7(k)(iii) of the Guaranty and Security Agreement is hereby deleted in its entirety.

(f) Section 16(a) of the Guaranty and Security Agreement is hereby amended by amending and restating the last sentence thereof as follows:

The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable until the date that the Obligations have been paid in full in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated.

(g) The Guaranty and Security Agreement is hereby amended by inserting a new Section 29 immediately following Section 28 thereof as follows:

29. Intercreditor Agreement.

(a) Notwithstanding anything herein to the contrary, in the event of any conflict between any provision in this Agreement and any provision in the Intercreditor Agreement, such provision in the Intercreditor Agreement shall control.

(b) Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, any obligation of any Grantor hereunder with respect to the delivery or control of any Collateral that constitutes Term Priority Collateral shall be deemed to be satisfied if such Grantor delivers or provides control of such Term Priority Collateral to the Term Loan Agent in accordance with the requirements of the corresponding provision of the applicable Term Loan Document.

(h) The schedules to the Guaranty and Security Agreement are hereby amended and restated in their entirety as set forth on Exhibit A hereto.

3. Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Guaranty and Security Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Guaranty and Security Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended and supplemented hereby. This Amendment is a Loan Document.

4. References to Guaranty and Security Agreement. Each of the undersigned agrees that all references in the Guaranty and Security Agreement to the “Credit Agreement” shall be deemed to refer to the Credit Agreement. Each reference in the Guaranty and Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Guaranty and Security Agreement in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Guaranty and Security Agreement or the Credit Agreement, shall mean and be a reference to the Guaranty and Security Agreement as modified and supplemented by this Amendment.

5. Reaffirmation and Confirmation. Each Grantor hereby ratifies, affirms, acknowledges and agrees that the Guaranty and Security Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Grantor, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Guaranty and Security Agreement or any other Loan Document. Each Grantor hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Grantors in all respects.

6. Conditions to Effectiveness. Agent shall have received a copy of this Amendment executed and delivered by Grantors.

7. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Grantor hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a) All representations and warranties contained in the Guaranty and Security Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); provided that the parties hereto agree that for purposes of this Section 7, all representations and warranties of each Grantor set forth in the Guaranty and Security Agreement that are expressly made as of the Closing Date or as of the date of the Guaranty and Security Agreement shall also be made as of the date hereof;

(b) All of the information contained in the schedules attached to the Guaranty and Security Agreement (as such information has been amended, restated, supplemented or modified to date) remains true and correct, except to the extent such schedules are amended and restated and attached hereto as Exhibit A;

(c) No Default or Event of Default has occurred and is continuing; and

(d) This Amendment and the Guaranty and Security Agreement, as amended hereby, constitute legal, valid and binding obligations of such Grantor and are enforceable against such Grantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

8. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(b) Choice of Law and Venue; Jury Trial Waiver. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Guaranty and Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	POWER SOLUTIONS INTERNATIONAL, INC.,
a Delaware corporation

	By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Chief Financial Officer

PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation

	By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Chief Financial Officer

POWERTRAIN INTEGRATION ACQUISITION, LLC, an Illinois limited liability company

	By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Chief Financial Officer

BI-PHASE TECHNOLOGIES, LLC, a Minnesota limited liability company

	By:	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Chief Financial Officer

Signature Page to First Amendment to Guaranty and Security Agreement

THE W GROUP, INC., a Delaware corporation

By:	/s/ Michael P. Lewis
Name:	Michael P. Lewis
Title:	Chief Financial Officer

POWER SOLUTIONS, INC., an Illinois corporation

By:	/s/ Michael P. Lewis
Name:	Michael P. Lewis
Title:	Chief Financial Officer

POWER GREAT LAKES, INC., an Illinois corporation

By:	/s/ Michael P. Lewis
Name:	Michael P. Lewis
Title:	Chief Financial Officer

AUTO MANUFACTURING, INC., an Illinois corporation

By:	/s/ Michael P. Lewis
Name:	Michael P. Lewis
Title:	Chief Financial Officer

TORQUE POWER SOURCE PARTS, INC., an Illinois corporation

By:	/s/ Michael P. Lewis
Name:	Michael P. Lewis
Title:	Chief Financial Officer

Signature Page to First Amendment to Guaranty and Security Agreement

POWER PROPERTIES, L.L.C., an Illinois limited liability company

By:	/s/ Michael P. Lewis
Name:	Michael P. Lewis
Title:	Chief Financial Officer

POWER PRODUCTION, INC., an Illinois corporation

By:	/s/ Michael P. Lewis
Name:	Michael P. Lewis
Title:	Chief Financial Officer

POWER GLOBAL SOLUTIONS, INC., an Illinois corporation

By:	/s/ Michael P. Lewis
Name:	Michael P. Lewis
Title:	Chief Financial Officer

PSI INTERNATIONAL, LLC, an Illinois limited liability company

By:	/s/ Michael P. Lewis
Name:	Michael P. Lewis
Title:	Chief Financial Officer

XISYNC LLC, an Illinois limited liability company

By:	/s/ Michael P. Lewis
Name:	Michael P. Lewis
Title:	Chief Financial Officer

Signature Page to First Amendment to Guaranty and Security Agreement

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Brian Hynds
	Name:	Brian Hynds
	Title:	Vice President

Signature Page to First Amendment to Guaranty and Security Agreement

EXHIBIT A

TO

FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT

Amended and Restated Schedules to the Guaranty and Security Agreement

See attached.